                                                                     Exhibit 4.2


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        COMMON STOCK
                                    [LOGO]

INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE                                  CUSIP 02660M 10 8
                                                            SEE REVERSE FOR
                     AMERICAN HOME MORTGAGE HOLDINGS, INC.  CERTAIN RESTRICTIONS


        ------------------------------------------------------------------------
        THIS CERTIFIES THAT





        is the owner of
        ------------------------------------------------------------------------
        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

                     AMERICAN HOME MORTGAGE HOLDINGS, INC.

        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and all amendments thereto (copies of which are on file at the office of the Transfer Agent) to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        CHAIRMAN OF THE BOARD                                DATED:
AND CHIEF EXECUTIVE OFFICER                                  AMERICAN STOCK
                                                             TRANSFER & TRUST
                                    [SEAL]                   COMPANY TRANSFER
                                                             AGENT AND REGISTRAR


                SECRETARY                                    BY:

                                                                 AUTHORIZED
                                                                 SIGNATORY
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


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT --  ________  Custodian  ________
        TEN ENT - as tenants by the entireties                                 (Cust)               (Minor)
        JT TEM  - as joint tenants with right of                              under Uniform Gifts to Minors
                  survivorship and not as tenants                             Act_____________________________
                  in common                                                               (State)
                                                        UNIF  TRF MIN ACT --  _______ Custodian (until age ___)
                                                                               (Cust)
                                                                              ______________ under Uniform Transfers
                                                                                (Minor)
                                                                              to Minor Act ______________________
                                                                                                (State)


    Additional abbreviations may also be used though not in the above list.

        For value received, _______________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

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_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


                                   X_______________________________
                                   THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON
                           NOTICE: THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED


By______________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELEGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,)
PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.